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                                                                EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-QSB of First Security Bancorp, Inc. for the quarter ended June 30, 2003, I, John G. Sullivan, Chief Financial Officer of First Security Bancorp, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-QSB for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operation of First Security Bancorp, Inc.



                                  By: /s/ John G. Sullivan
Date:  August 19, 2003            _________________________________
                                  John G. Sullivan
                                  Chief Financial Officer